Exhibit 10.37

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

December 19, 2014

Kyowa Hakko Kirin Co., Ltd.

1-6-1 Ohtemachi

Chiyoda-ku, Tokyo 100-8185

JAPAN

Re: ***

To Whom It May Concern:

Reference is made to that certain License, Development and Commercialization Agreement (the “License Agreement”) between Syndax Pharmaceuticals, Inc. (“Syndax”) and Kyowa Hakko Kirin Co., Ltd. (“KHK”), which the parties have executed on the date of this letter. Any capitalized terms used below that are not defined herein shall have the same meaning as set forth in the License Agreement.

The purpose of this letter is to memorialize an agreement between Syndax and KHK as to how the Parties will address *** under the Agreement. In particular, the Parties agree as follows:

1. In the event that ***, *** shall have the right to have the ***, as evidenced by documentation of ***. The Parties will discuss and agree on the ***, based on review of such documentation.

2. This letter shall be governed by and shall be construed in accordance with the laws of the State of New York, U.S.A, without regard to any choice of law principles that would provide for the application of the laws of another jurisdiction. The Parties hereby exclude from this letter the application of the United Nations Convention on Contracts for the International Sale of Goods.

3. Any controversy, dispute or claim arising out of or in connection with this letter, including the validity, inducement, or breach thereof, shall be resolved by the Parties in accordance with Section 16.7 of the License Agreement. For purposes of applying such Section, such controversy, dispute or claim shall be deemed to have arisen out of or in connection with the License Agreement.

Please indicate your agreement with the foregoing by countersigning where indicated below.

[signature pages follow]

Syndax Pharmaceuticals, Inc., 400 Totten Pond Road, Suite 110, Waltham, MA 02451 Telephone: 781.419.1400 Fax: 781.419.1420

Sincerely,

/s/ Arlene M. Morris

Arlene M. Morris

President and Chief Executive Officer

Syndax Pharmaceuticals, Inc.

[Signature Page to Side Letter to License, Development and Commercialization Agreement]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AGREED:

KYOWA HAKKO KIRIN CO., LTD.

By:	/s/ Nobuo Hanai
Name:	Nobuo Hanai
Title:	President & Chief Executive Officer

[Signature Page to Side Letter to License, Development and Commercialization Agreement]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.